UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2008

BIOVEST INTERNATIONAL, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-11480	41-1412084
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Avenue, Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOVEST INTERNATIONAL, INC.

FORM 8-K

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

Effective on November 10, 2008, in an effort to mitigate costs while the Company is seeking to reorganize under Chapter 11 of the Bankruptcy Code, Biovest International, Inc. enacted resolutions amending the charters for its Audit Committee, Governance Committee and Compensation Committee to eliminate any requirement for members to be independent as that term is defined in rules promulgated by NASDAQ.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

BIOVEST INTERNATIONAL, INC.

By:	/s/ Alan M. Pearce
Alan M. Pearce
Chief Financial Officer

Date: November 14, 2008

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